FEE AND EXPENSE AGREEMENT

THIS AMENDED AND RESTATED FEE AND EXPENSE AGREEMENT is made as of October 3, 2008, as amended and restated as of January 1, 2022, among Allspring Funds Trust (the “Trust”), a Delaware statutory trust, for itself and on behalf of its series listed from time to time in Schedule A and B attached hereto (individually referred to as the “Fund” or collectively referred to as the “Funds”), Allspring Master Trust (“Master Trust”), a Delaware statutory trust, and Allspring Funds Management, LLC (“Funds Management” or the “Adviser”), a limited liability company organized under the laws of the State of Delaware.
WHEREAS, each of the Trust and Master Trust is an open-end investment company registered under the Investment Company Act of 1940; and
WHEREAS, Funds Management serves as investment adviser and/or administrator to each of the Funds pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) and/or an administration agreement (the “Administration Agreement”);
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
1.
Limitation on Total Operating Expense Ratios.  The Adviser hereby agrees to waive any advisory fees payable to it under the Investment Advisory Agreement, waive any administration fees payable to it under the Administration Agreement, and/or reimburse other expenses of the Funds or a class to the extent necessary to maintain a total operating expense ratio for each class of each Fund that does not exceed its capped operating expense ratio (each, a “Capped Operating Expense Ratio”) as set forth from time to time in Schedule A attached hereto (each, a “Commitment”).  The operating expenses that may not exceed the Capped Operating Expense Ratio do not include expenses that are not included in calculating a fund’s operating expense ratio as reflected in its audited financial highlights (such as brokerage commissions, stamp duty fees, interest, taxes or acquired fund fees and expense), prime broker fees, dividend and interest expense on securities sold short and do not include Extraordinary Expenses.  Extraordinary Expenses shall include other expenses as are determined by a vote of the majority of the Trustees to be Extraordinary Expenses for this purpose.

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2.
Application of the Commitments to Tiered Funds.  A Fund that invests in shares of a money market Fund need not attribute the money market Fund’s fees to the investing Fund’s operating expenses.  A non-Spectrum Fund that invests in shares of a Allspring Master Trust portfolio or in shares of a non-money market Fund shall attribute the portfolio’s or non-money market Fund’s fees to the investing Fund’s operating expenses.  A Dynamic Target Date Fund that invests in securities of any registered investment company other than a money market Fund shall attribute the registered investment company’s fees to the investing Fund’s operating expenses.  A Spectrum Fund that invests in shares of a Allspring Master Trust Portfolio or in shares of a non-money market Fund need not attribute the portfolio’s or non-money market Fund’s fees to the investing Fund’s operating expenses.   Except as expressly provided in this Section 2, a Fund that invests in securities of any registered investment company need not attribute the fees of such other registered investment company to the investing Fund’s operating expenses.
3.
Duration of the Commitments.
(a)
Initial Waiver.  The parties agree that Funds Management will maintain the Capped Operating Expense Ratios until the expiration/renewal date specified in Schedule A (the “Expiration/Renewal Date”).
(b)
Automatic Renewal of the Commitments.  The parties agree that each Commitment will renew automatically for a period of one year from each anniversary of the Expiration/Renewal Date unless, prior to such anniversary date: (i) Funds Management provides notice to the Board to the effect that it has elected not to renew a Commitment for a full year with respect to one or more specified Funds or classes; (ii) Funds Management provides notice to the Board to the effect that it has elected to reduce a listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes; and/or (iii) the Board approves an increase to the listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes.  The notice referred to in subparagraphs (i) and (ii), above, or in subparagraph (i) of Subsection 3(c), may take the form of presentation materials delivered to the Board at or before a meeting of the Board, a presentation to the Board at a meeting that is reflected in the minutes of such meeting, or written notice delivered to the Board.
(c)
Funds Management’s Obligations Following Non-Renewal of a Commitment.  Following any non-renewal of a Commitment with respect to one or more specified Funds or classes pursuant to Subsection 3(b), Funds Management will nevertheless maintain the listed Capped Operating Expense Ratio of the Fund or class until such time as:  (i) Funds Management provides notice to the Board that it is reinstating the Commitment with respect to the Fund or class at the same or a reduced Capped Operating Expense Ratio, in which case the provisions of Subsection 3(b) shall govern thereafter; (ii) the Board  approves an increase in the listed Capped Operating Expense Ratio, in which case the provisions of Subsection 3(d) shall govern; or (iii) the Board approves the elimination of any obligation to maintain a specified ratio.
(d)
Board Approval of an Increase in a Capped Operating Expense Ratio.  If the Board approves an increase in the listed Capped Operating Expense Ratio of a Fund or class, Funds Management’s Commitment to maintain the higher Capped Operating Expenses Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b).

2

(e)
Funds Management’s Ability to Reduce a Capped Operating Expense Ratio or Extend the Term of a Commitment.  Notwithstanding any other provision of this Agreement, Funds Management may reduce the Capped Operating Expense Ratio of a Fund or a class, or extend the term of the Commitment to maintain the Capped Operating Expense Ratio of a Fund or a class, without prior approval of the Board.  Funds Management shall inform the Board of any action taken under this Subsection no later than the next regularly scheduled Board meeting.  Unless Funds Management informs the Board that the reduced Capped Operating Expense Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b), the Capped Operating Expense Ratio of the Fund or class will revert to the Capped Operating Expense Ratio previously in effect at the next Expiration/Renewal Date.
4.
Modification; Amendment.  No modification or amendment to this Agreement shall be binding unless in writing and executed by Funds Management, the Trust and, if affected thereby, Allspring Master Trust.  Notwithstanding the foregoing, the parties hereby agree that the Schedules may be amended or supplemented by having Funds Management, the Trust and, if affected thereby, Allspring Master Trust execute updated Schedules, without having such action constitute a modification or amendment to this Agreement.  Among other matters, the parties intend that: (a) Schedule A shall be updated to reflect any additional Funds or classes that are established from time to time by the Trust and as to which a Capped Operating Expense Ratio is established; (b) Schedule A shall be updated to reflect any increases to Capped Operating Expense Ratios that have been approved by the Board or any reductions in Capped Operating Expense Ratios that have been implemented pursuant to the notice provisions of Subsections 3(b) or 3(c), or any reductions implemented by Funds Management pursuant to Subsection 3(e); (c) Schedule A shall be updated to reflect any term extensions implemented by Funds Management pursuant to Section 3(e); and (d) Schedule A shall designate any Funds or classes as to which a Commitment has not been renewed until (i) a Commitment is reinstated pursuant to Subsection 3(c) or 3(d), or (ii) the Board approves the elimination of any obligation to maintain a specified ratio, at which time such Fund or class shall be moved to Schedule B.
5.
Entire Agreement.  This Amended and Restated Agreement constitutes the entire agreement of the parties with respect to its subject matter.  Each provision herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.  In addition, each provision herein shall be treated as separate and independent with respect to each Fund.

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IN WITNESS WHEREOF, the parties have duly executed this Amended and Restated Agreement as of January 1, 2022.

ALLSPRING FUNDS TRUST, for itself and on
behalf of its series listed from time to time on the
Schedules attached hereto

By

Matthew Prasse
Secretary

ALLSPRING MASTER TRUST

By

Matthew Prasse
Secretary

ALLSPRING FUNDS MANAGEMENT, LLC

By

Andrew Owen
President

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SCHEDULE A
FEE AND EXPENSE AGREEMENT
ALLSPRING FUNDS TRUST

(Capped Operating Expense Ratios)
FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.28% 0.57% 0.33%	August 31, 2022 August 31, 2022 August 31, 2022 August 31, 2022 August 31, 2022 August 31, 2022
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.74% 1.49% 0.60% 0.46%	December 31, 2022 December 31, 2022 December 31, 2022 December 31, 2022
Alternative Risk Premia Fund Class R6 Institutional Class	0.62% 0.72%	October 31, 2022 October 31, 2022
Asset Allocation Fund Class A Class C Class R Administrator Class Institutional Class	1.13% 1.88% 1.38% 0.95% 0.80%	August 31, 2022 August 31, 2022 August 31, 2022 August 31, 2022 August 31, 2022
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.08% 1.83% 0.65% 1.00% 0.75%	September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022
C&B Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.25% 2.00% 0.80% 1.15% 0.90%	January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.55% 0.48%	October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	1.26% 2.01% 0.83% 1.10% 0.85%	January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023
Conservative Income Fund Class A2 Institutional Class	0.40% 0.25%	December 31, 2023 December 31, 2022
Core Bond Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.03% 0.52% 0.37% 0.70% 0.42%	September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022
Core Plus Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.68% 1.43% 0.30% 0.60% 0.35%	December 31, 2022 December 31, 2022 December 31, 2022 December 31, 2022 December 31, 2022
Disciplined Small Cap Fund Class A Class R6 Administrator Class Institutional Class	0.93% 0.50% 0.85% 0.60%	July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.87% 1.62% 1.12% 0.43% 0.74% 0.48%	November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022
Discovery All Cap Growth Fund Class A Class C Class R Administrator Class Institutional Class	1.26% 2.01% 1.51% 1.10% 0.85%	November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022
Discovery Large Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.60% 0.94% 0.70%	November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Discovery Mid Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.80% 1.10% 0.85%	January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023
Discovery Small Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.23% 1.98% 0.80% 1.15% 0.90%	July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022
Discovery SMID Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.79% 1.14% 0.89%	January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023
Diversified Capital Builder Fund[1] Class A Class C Administrator Class Institutional Class	1.13% 1.88% 1.05% 0.78%	January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023
Diversified Income Builder Fund Class A Class C Class R6 Administrator Class Institutional Class	0.85% 1.60% 0.42% 0.77% 0.52%	January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023
Dynamic Target Today Fund[2] Class A Class C Class R4 Class R6	0.60% 1.35% 0.29% 0.14%	June 30, 2023 June 30, 2023 June 30, 2023 June 30, 2023
Dynamic Target 2015 Fund[2] Class A Class C Class R4 Class R6	0.60% 1.35% 0.29% 0.14%	June 30, 2023 June 30, 2023 June 30, 2023 June 30, 2023
Dynamic Target 2020 Fund[2] Class A Class C Class R4 Class R6	0.60% 1.35% 0.29% 0.14%	June 30, 2023 June 30, 2023 June 30, 2023 June 30, 2023

1  On May 24, 2022 the Board of Trustees of Allspring Funds Trust were notified of the expense cap reductions to Class A and Class C of the Allspring Diversified Capital Builder Fund.  Effective February 1, 2023 the capped net operating expense ratio for Class A and C will be 1.12% and 1.87%, respectively, with an expiration date of January 31, 2024.
2 On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the addition of the Administrator Class to each Allspring Dynamic Target Date Fund, effective on or about August 26, 2022,

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Dynamic Target 2025 Fund[2] Class A Class C Class R4 Class R6	0.60% 1.35% 0.29% 0.14%	June 30, 2023 June 30, 2023 June 30, 2023 June 30, 2023
Dynamic Target 2030 Fund[2] Class A Class C Class R4 Class R6	0.60% 1.35% 0.29% 0.14%	June 30, 2023 June 30, 2023 June 30, 2023 June 30, 2023
Dynamic Target 2035 Fund[2] Class A Class C Class R4 Class R6	0.60% 1.35% 0.29% 0.14%	June 30, 2023 June 30, 2023 June 30, 2023 June 30, 2023
Dynamic Target 2040 Fund[2] Class A Class C Class R4 Class R6	0.60% 1.35% 0.29% 0.14%	June 30, 2023 June 30, 2023 June 30, 2023 June 30, 2023
Dynamic Target 2045 Fund[2] Class A Class C Class R4 Class R6	0.60% 1.35% 0.29% 0.14%	June 30, 2023 June 30, 2023 June 30, 2023 June 30, 2023
Dynamic Target 2050 Fund[2] Class A Class C Class R4 Class R6	0.60% 1.35% 0.29% 0.14%	June 30, 2023 June 30, 2023 June 30, 2023 June 30, 2023
Dynamic Target 2055 Fund[2] Class A Class C Class R4 Class R6	0.60% 1.35% 0.29% 0.14%	June 30, 2023 June 30, 2023 June 30, 2023 June 30, 2023
Dynamic Target 2060 Fund[2] Class A Class C Class R4 Class R6	0.60% 1.35% 0.29% 0.14%	June 30, 2023 June 30, 2023 June 30, 2023 June 30, 2023
Dynamic Target 2065 Fund[3] Class A Class C Class R4 Class R6 Administrator Class	0.60% 1.35% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024

3 On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the establishment and launch of the Allspring Dynamic Target 2065 Fund, effective on or about September 13, 2022.

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Emerging Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 0.85% 1.20% 0.90%	September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022
Emerging Markets Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	1.44% 2.19% 1.01% 1.36% 1.11%	February 28, 2023 February 28, 2023 February 28, 2023 February 28, 2023 February 28, 2023
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.55% 2.30% 1.80% 1.17% 1.45% 1.22%	February 28, 2023 February 28, 2023 February 28, 2023 February 28, 2023 February 28, 2023 February 28, 2023
Global Investment Grade Credit Fund Class A Class C Class R6 Institutional Class	0.83% 1.58% 0.45% 0.50%	January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.60% 0.34% 0.20% 0.14% 0.50% 0.50%	May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.64% 0.48%	December 31, 2022 December 31, 2022 December 31, 2022 December 31, 2022
Growth Balanced Fund Class A Class C Administrator Class	1.13% 1.88% 0.95%	September 30, 2022 September 30, 2022 September 30, 2022
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.16% 1.91% 0.70% 0.96% 0.75%	November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.33% 0.20% 0.13% 0.43%	May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.93% 1.68% 0.80% 0.53%	December 31, 2022 December 31, 2022 December 31, 2022 December 31, 2022
High Yield Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.80% 1.55% 0.50% 0.70% 0.55%	October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022
Income Plus Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	1.08% 1.83% 0.90% 0.75%	January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023
Index Fund Class A Class C Administrator Class	0.45% 1.20% 0.25%	September 30, 2022 September 30, 2022 September 30, 2022
Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Administrator Class Institutional Class	0.70% 1.45% 0.40% 0.60% 0.45%	October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.65% 0.85% 0.70%	January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023
International Equity Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.14% 1.89% 1.39% 0.79% 1.14% 0.84%	February 28, 2023 February 28, 2023 February 28, 2023 February 28, 2023 February 28, 2023 February 28, 2023
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.08% 1.83% 1.33% 0.65% 0.97% 0.67%	November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.80% 0.65% 0.95% 0.75%	November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.83% 1.58% 0.40% 0.75% 0.50%	November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022
Moderate Balanced Fund Class A Class C Administrator Class Institutional Class	1.15% 1.90% 0.90% 0.80%	September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022
Money Market Fund Class A Class C Premier Class Service Class	0.60% 1.35% 0.20% 0.50%	May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023
Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.75% 1.50% 0.40% 0.60% 0.45%	October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2023 May 31, 2023 May 31, 2023
Municipal Sustainability Fund Class A Class C Class R6 Administrator Class Institutional Class	0.75% 1.50% 0.40% 0.60% 0.45%	October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.60% 0.30% 0.20% 0.45%	May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Opportunity Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.72% 1.00% 0.75%	January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.74% 1.49% 0.49%	October 31, 2022 October 31, 2022 October 31, 2022
Precious Metals Fund Class A Class C Administrator Class Institutional Class	1.09% 1.84% 0.95% 0.79%	July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022
Premier Large Company Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 0.80% 0.65% 1.00% 0.70%	November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.40% 0.60% 0.45%	September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.37% 0.60% 0.42%	December 31, 2022 December 31, 2022 December 31, 2022 December 31, 2022 December 31, 2022
Short-Term Bond Plus Fund Class A Class C Class R6 Institutional Class	0.72% 1.47% 0.40% 0.45%	December 31, 2022 December 31, 2022 December 31, 2022 December 31, 2022
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.81% 1.56% 0.65% 0.50%	December 31, 2022 December 31, 2022 December 31, 2022 December 31, 2022
Short-Term Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.63% 1.38% 0.35% 0.60% 0.40%	October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Small Cap Fund Class A Class C Class R6 Administrator Class Institutional Class	1.23% 1.98% 0.80% 1.15% 0.90%	July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.29% 2.04% 0.86% 1.19% 0.94%	September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.15% 1.90% 0.75% 1.05% 0.85%	September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022
Special Global Small Cap Fund[4] Class A Class C Administrator Class Institutional Class	1.55% 2.30% 1.40% 1.15%	February 28, 2023 February 28, 2023 February 28, 2023 February 28, 2023
Special International Small Cap Fund Class A Class C Class R6 Institutional Class	1.38% 2.13% 0.95% 1.05%	February 28, 2024 February 28, 2024 February 28, 2024 February 28, 2024
Special Large Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.36% 0.65% 0.95% 0.70%	November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022 November 30, 2022
Special Mid Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.16% 1.91% 1.41% 0.73% 1.08% 0.83%	January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023 January 31, 2023

4  On May 24, 2022 the Board of Trustees of Allspring Funds Trust were notified of the expense cap reductions to Class A and Class C of the Allspring Special Global Small Cap Fund.  Effective March 1, 2023 the capped net operating expense ratio for Class A and C will be 1.50% and 2.25%, respectively, with an expiration date of February 28, 2024.

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Special Small Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.31% 2.06% 1.56% 0.89% 1.20% 0.94%	July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022
Specialized Technology Fund[5] Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.28% 1.03%	July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022
Spectrum Aggressive Growth Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.67% 0.42%	September 30, 2023 September 30, 2023 September 30, 2023 September 30, 2023
Spectrum Conservative Growth Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2022 September 30, 2022 September 30, 2022
Spectrum Growth Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2022 September 30, 2022 September 30, 2022
Spectrum Income Allocation Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2022 September 30, 2022 September 30, 2022
Spectrum Moderate Growth Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2022 September 30, 2022 September 30, 2022
Strategic Municipal Bond Fund[6] Class A Class C Class R6 Administrator Class Institutional Class	0.81% 1.56% 0.43% 0.68% 0.48%	October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022

5 On June 29, 2022 the Board of Trustees of Allspring Funds Trust approved a name change to the Allspring Specialized Technology Fund to the Allspring Discovery Innovation Fund effective on or about September 6, 2022.  In addition, the Board was notified of reductions to the net operating expense ratios (NOER) for each share class.  Effective July 15, 2022 the NOER for Class A, C, Administrator and Institutional will be 1.23%, 1.98%, 1.15% and 0.90%, respectively, with an expiration date of July 31, 2024.
6  On May 24, 2022 the Board of Trustees of Allspring Funds Trust were notified of the expense cap reductions to Class A, C, Institutional and R6 of the Allspring Strategic Municipal Bond Fund.  Effective November 1, 2022 the capped net operating expense ratio for Class A, C, Institutional and R6 will be 0.80%, 1.55%, 0.47% and 0.42%, respectively, with an expiration date of October 31, 2023.

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Target Today Fund[7] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022
Target 2010 Fund[8] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022
Target 2015 Fund[9] Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022
Target 2020 Fund[10] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022
Target 2025 Fund[11] Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022
Target 2030 Fund[12] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

10On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Target 2020 Fund into the Allspring Dynamic Target 2020 Fund, effective on or about August 26, 2022.
11On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Target 2025 Fund into the Allspring Dynamic Target 2025 Fund, effective on or about August 26, 2022.
12 On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Target 2030 Fund into the Allspring Dynamic Target 2030 Fund, effective on or about August 26, 2022.
7  On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Target Today Fund into the Allspring Dynamic Target Today Fund, effective on or about August 26, 2022.
8  On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Target 2010 Fund into the Allspring Dynamic Target Today Fund, effective on or about August 26, 2022.
9  On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Target 2015 Fund into the Allspring Dynamic Target 2015 Fund, effective on or about August 26, 2022.

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Target 2035 Fund[13] Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022
Target 2040 Fund[14] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022
Target 2045 Fund[15] Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022
Target 2050 Fund[16] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022
Target 2055 Fund[17] Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

13On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Target 2035 Fund into the Allspring Dynamic Target 2035 Fund, effective on or about August 26, 2022
14On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Target 2040 Fund into the Allspring Dynamic Target 2040 Fund, effective on or about August 26, 2022.
15On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Target 2045 Fund into the Allspring Dynamic Target 2045 Fund, effective on or about August 26, 2022.
16On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Target 2050 Fund into the Allspring Dynamic Target 2050 Fund, effective on or about August 26, 2022.
17On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Target 2055 Fund into the Allspring Dynamic Target 2055 Fund, effective on or about August 26, 2022.

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Target 2060 Fund[18] Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class	0.60% 0.34% 0.20% 0.14% 0.45%	May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023
Ultra Short-Term Income Fund Class A Class A2 Class C Administrator Class Institutional Class	0.50% 0.40% 1.25% 0.50% 0.25%	December 31, 2022 December 31, 2023 December 31, 2022 December 31, 2022 December 31, 2022
Ultra Short-Term Municipal Income Fund Class A Class A2 Class C Class R6 Administrator Class Institutional Class	0.50% 0.40% 1.25% 0.20% 0.50% 0.25%	October 31, 2022 October 31, 2023 October 31, 2022 October 31, 2022 October 31, 2022 October 31, 2022
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	1.05% 1.80% 0.92% 0.72%	July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.70% 1.45% 0.52%	October 31, 2022 October 31, 2022 October 31, 2022
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.60% 0.30% 0.20% 0.50% 0.50%	May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023

Schedule A amended:  June 29, 2022

The foregoing schedule of capped operating expense ratios is agreed to as of June 29, 2022 and shall remain in effect until changed in writing by the parties.

ALLSPRING FUNDS TRUST

By:

Matthew Prasse

Secretary

ALLSPRING FUNDS MANAGEMENT, LLC

By:

Andrew Owen
President

As of May 18, 2004

Amended and Restated Fee and Expense Agreement
Schedule B

ALLSPRING FUNDS TRUST
Not Subject to Capped Operating Expense Ratios

Name of Fund/Class	Date of Removal from Schedule A

18On May 24, 2022 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Target 2060 Fund into the Allspring Dynamic Target 2060 Fund, effective on or about August 26, 2022.